SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 17, 2016

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02                               Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Directors; Compensatory Arrangements  of Certain Officers.

On March 17, 2016, pursuant to Article IV, Sections 18 and 25 of the Company’s Bylaws, the Board adopted a resolution appointing Matthew Stecker to the Company’s Board effective immediately, to serve until the next annual meeting of stockholders or his earlier death or resignation.  Mr. Stecker will fill the vacancy resulting from the resignation of John B. Spirtos. Mr. Stecker is an “independent” director under the NASDAQ rules and will serve on the Board’s Audit Committee and Nominating & Governance Committee.

Matthew Stecker, 47,  is currently a Senior Policy Advisor to the Commerce Dept., serves on the boards of Live Microsystems, Inc. (OTC:LMSC) and at MRV Communications (NASDAQ:MRV).  Previously Mr. Stecker served as the Vice President of Mobile Entertainment for RealNetworks (1/14 - 11/14), CEO of Live MicroSystems, Inc. (11/09 -12/13), and a senior executive in both Telecom Operations and Strategy at Cartesian, Inc. (4/05 -11/09).  He received his BA in Computer Science from Duke University, as well as his JD from the University of North Carolina at Chapel Hill School of Law.

Mr. Stecker will be compensated in accordance with the Company’s standard Board compensation plan, which currently provides for annual cash compensation of $20,000 and an initial stock option grant to purchase 15,000 shares of common stock which will vest over three years.  As a member of the Board, Mr. Stecker will also receive annual stock option and/or restricted stock awards, as approved by the Compensation Committee consistent with past practices. The Company intends to enter into the standard Indemnification Agreement with Mr. Stecker, in the form incorporated by reference as Exhibit 10.1 hereto.

Mr. Stecker does not have any family relationships with any executive officer or director of Evolving Systems or its affiliates.  He is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of Evolving Systems’ press release announcing Mr. Stecker’s appointment, dated March 18, 2016, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 8.01                                  Other Events

On March 17, 2016, pursuant to Article IV, Section 25 of the Company’s Bylaws, the Board adopted a resolution dissolving the Investment Committee.

On March 17, 2016, pursuant to Article IV, Section 25 of the Company’s Bylaws, the Board appointed David S. Oros to the Chair of the Nominating & Governance Committee.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

d)                                     Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description
10.1	Form of Indemnification Agreement, filed as Exhibit 10.2 to the Company’s Form 8-K filed July 31, 2014 and incorporated herein by reference.
99.1	Press Release of Evolving Systems, Inc. dated March 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 18, 2016

Evolving Systems, Inc.

By:	/s/ DANIEL J. MOORHEAD
Daniel J. Moorhead
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Indemnification Agreement, filed as Exhibit 10.2 to the Company’s Form 8-K filed July 31, 2014 and incorporated herein by reference.

99.1	Press Release of Evolving Systems, Inc. dated March 18, 2016.